UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  May 16, 2006


                           MERGE TECHNOLOGIES INCORPORATED
			  ---------------------------------
                (Exact Name of Registrant as Specified in its Charter)


             Wisconsin 		         0-29486	 	39-1600938
          ----------------	 ------------------------   -------------------
          (State or other	 (Commission File Number)    (I.R.S. Employer
	    jurisdiction of 				    Identification No.)
	    incorporation)


       6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin  53214
      -----------------------------------------------------------------------
        (Address of Principal Executive Offices)		(Zip Code)


        Registrant's telephone number, including area code:   (414) 977-4000


	 --------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 -- Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
 -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
 -- Pre-commencement communications pursuant to Rule 14d-(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
 -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. 	Notice of Delisting or Failure to Satisfy a Continued Listing
		Rule or Standard; Transfer of Listing.
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	On May 16, 2006, Merge Technologies Incorporated (the "Registrant")
received a written notification from the staff of The NASDAQ Stock Market stating that the Registrant's failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as required by NASD Marketplace Rule 4310(c)(14), would serve as an additional basis for delisting the Registrant's common stock from The NASDAQ Stock Market. The written notification further provides that the NASDAQ Listing Qualifications Panel will consider this matter in rendering its determination regarding the Registrant's continued listing on The NASDAQ National Market.

	This notification is in addition to the previously disclosed written notification from the staff received on March 20, 2006, stating that the Registrant was not in compliance with NASD Marketplace Rule 4310(c)(14) because the Registrant did not timely file its Annual Report on Form 10-K for the year ended December 31, 2005, and that the Registrant's common stock was, therefore, subject to delisting from The NASDAQ National Market. On April 20, 2006, representatives of the Registrant appeared before the NASDAQ Listing Qualifications Panel to, among other things, request that the panel grant the Registrant an extension until June 30, 2006 to regain compliance. The NASDAQ Listing Qualifications Panel has not yet informed the Registrant of its decision with respect to such request.

	The Registrant continues to cooperate with the NASDAQ Listing Qualifications Panel and plans, in accordance with NASD Marketplace Rules, to present its views with respect to this matter in a timely written response.

	A copy of the Registrant's press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.



ITEM 9.01 	Financial Statements and Exhibits.
--------------------------------------------------

(d) Exhibits


	Exhibit
	Number		Description of Exhibits
	-----------	-------------------------

	99.1 		Press Release of the Registrant dated May 22, 2006.


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                                    SIGNATURES
				   ------------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED


				By: /s/  Scott T. Veech
				---------------------------------------
				Scott T. Veech
				Senior Vice President, Chief Financial
				  Officer, Treasurer and Secretary


Dated: May 22, 2006


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				  EXHIBIT INDEX
				-----------------


	Exhibit
	Number		Description of Exhibits
	-----------	-------------------------

	99.1 		Press Release of the Registrant dated May 22, 2006.


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--------------
Exhibit 99.1
--------------


<MERGE HEALTHCARE LOGO>

News Release
FOR IMMEDIATE RELEASE


Beth Frost-Johnson, Sr. VP of Marketing
Merge Healthcare
414.977.4254
bfrost@merge.com

William Mortimore, President and CEO
Merge Healthcare
414.977.4000
wmortimore@merge.com


	     MERGE TECHNOLOGIES RECEIVES SECOND NASDAQ NOTIFICATION


	Milwaukee, WI, May 22, 2006 - Merge Technologies Incorporated, d.b.a. Merge Healthcare (NASDAQ: MRGE; TSX: MRG), today announced that the Company received a written notification from the staff of The NASDAQ Stock Market on May 16, 2006, stating that the Company's failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 would serve as an additional basis for delisting the Company's common stock from The NASDAQ Stock Market. The written notification further provides that the NASDAQ Listing Qualifications Panel will consider this matter in rendering its determination regarding the Company's continued listing on The NASDAQ National Market. This notification is in addition to the previously announced written notification from the staff received on March 20, 2006, stating that the Company was not in compliance with a NASDAQ listing requirement because the Company did not timely file its Annual Report on Form 10-K for the year ended December 31, 2005, and that the Company's common stock was, therefore, subject to delisting from The NASDAQ National Market. As previously announced, on April 20, 2006, representatives of the Registrant appeared before the NASDAQ Listing Qualifications Panel to, among other things, request that the panel grant the Registrant an extension until June 30, 2006 to regain compliance. The NASDAQ Listing Qualifications Panel has not yet informed the Registrant of its decision with respect to such request. The Company continues to cooperate with the NASDAQ Listing Qualifications Panel and plans to present its views with respect to this matter in a timely written response.


                                      # # #


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<MERGE HEALTHCARE LOGO>

Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers' productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.merge.com.


<MERGE EMED LOGO>

Merge eMed, a Merge Healthcare company, is focused on accelerating productivity for radiology departments and specialty practices, imaging centers and hospitals. By combining sophisticated RIS, PACS, advanced visualization and clinical imaging applications, Merge eMed delivers integrated end-to-end software solutions and professional services that are transforming the way our customers interact with referring physicians, manage their workflow, position their businesses in their markets and deliver imaging and information services to their customers. For additional information, visit our website at www.merge-emed.com.


<CEDARA SOFTWARE LOGO>

Cedara Software is a Merge Healthcare company focused on the development of custom engineered software applications and development tools for the medical imaging OEM and International markets. Cedara software is deployed in hospitals and clinics worldwide and is licensed by many of the world's leading medical device and healthcare information technology companies. Cedara technologies and expertise span all the major digital imaging modalities including computed tomography (CT), magnetic resonance imaging (MRI), digital X-ray, mammography, ultrasound, echo-cardiology, angiography, nuclear medicine, positron emission tomography (PET) and fluoroscopy. Cedara medical imaging offerings are used in all aspects of clinical imaging workflow including the capture of a patient's digital image; the archiving, communication and manipulation of digital images; sophisticated clinical applications to analyze digital images; and the use of imaging in minimally-invasive surgery. For additional information, visit our website at www.cedara.com.



Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words "will," "believes," "intends," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, the forward-looking statements based on a number of factors, including, but not limited to, costs, risks and effects of the on-going investigation by the Audit Committee of the Board of Directors; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such restatement; the Company's inability to timely file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet the requirements of The NASDAQ Stock Market for continued listing, including possible delisting; costs, risks and effects of legal proceedings and investigations, including the informal, non-public inquiry being conducted by the Securities and Exchange Commission and class action, derivative, and other lawsuits; risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, ability to integrate acquisitions, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in the Company's filings with the Securities and Exchange Commission. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.


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